[ *** ] TEXT OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND 17 C.F.R. SECTION 200.80(b)(4)

                                                                EXHIBIT 10.11(b)

                                                   La Gloria Oil and Gas Company

April 26, 2005

Re: Refinery Purchase and Sale Agreement by and between La Gloria Oil and Gas Company ("La Gloria"), as Seller, and Delek Refining, Ltd. ("Delek"), as Buyer, dated March 14, 2005

Plains Marketing, L.P. as successor to Seurlock Permian, LLC
Mr. Sunny Uzzle
333 Clay Street, Suite 1600
Houston, Texas 77002

Dear Mr. Uzzle:

      As you may know, La Gloria and Delek are parties to the above-referenced agreement (the "PSA"), under which La Gloria has agreed to sell its Tyler, Texas refinery and certain related assets to Delek. In connection with the PSA, and subject to the terms thereof, La Gloria has agreed to assign to Delek all of its right, title and interest in and to that certain Pipeline Capacity Lease Agreement, as amended and renewed on December 21, 2004 to be effective January 1, 2005, (the "Agreement") dated, effective April 12, 1999 by and between Plains Marketing, L.P. as successor to Scurlock Permian, LLC. (the "Company") and La Gloria. Delek is a wholly owned subsidiary of Delek US Holdings, Inc., EIN 52-2319066 and Delek US - DUNS - 02-494-1077.

      La Gloria hereby requests the written consent of the Company to La Gloria's assignment of the Agreement to Delek. La Gloria expressly agrees that such consent will not enlarge, diminish or affect in any way the obligations of either La Gloria or the Company as set forth in the Agreement, or release or relieve La Gloria of its obligations thereunder. Delek, by its execution of this letter, hereby agrees to comply with and be bound by all the terms and provisions of the Agreement. Furthermore,, La Gloria and Delek hereby acknowledge that the Company is holding a cash deposit from La Gloria in the amount of [***] (as provided for in Section 2 of the One-Year Renewal of Pipeline Capacity Lease), which Company will continue to hold for the term of the Lease. Upon assignment of the Agreement, La Gloria hereby directs Company, subject to Company's rights to retain all or a part of the cash deposit under the above referenced Section 2, to release any part of the cash deposit, including any interest, due La Gloria at the end of the Lease term directly to Delek. La Gloria hereby releases and holds Company harmless in regard to any release of such cash deposit to Delek. Please execute both originals of this letter in the spaces provided below to indicate your consent to such assignment in accordance with this request. Upon execution, please return one original to Susan Turcotte, in the enclosed self-address envelope.

      Should you have any questions concerning this matter, please feel free to contact Alma Gonzalez at (713) 446-5389.

                                Very truly yours,

                                LA GLORIA OIL AND GAS COMPANY

                                By: /s/ James B. Boles
                                    ---------------------------
                                    James B. Boles
                                    Chief Restructuring Officer

      P. O. Box 840    Tyler, Texas 75710    (903) 579-3400    Fax(903) 596-0103

[***] CONFIDENTIAL TREATMENT REQUESTED

Plains Marketing, L.P. as successor to Scurlock Permian, LLC
Page Two

Delek Refining Ltd. by its General Partner Delek U.S. Refining GP, LLC.

By: /s/ Frederec Green                             By: /s/ Tony McLarty
    -------------------------                         -------------------------

Name: FREDEREC GREEN                              Name: Tony McLarty

Title: CHIEF OPERATING OFFICER                    Title: VP

Consent to the above-referenced assignment is given this 26 day of APRIL, 2005.

By: /s/ Al Swanson
    -------------------------

Name: AL SWANSON

Title: VICE PRESIDENT AND TREASURER


[***] CONFIDENTIAL TREATMENT REQUESTED